UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 27, 2005
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 0-27127                  04-3332534

--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)



                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On Thursday, October 27, 2005, iBasis, Inc. (the "Registrant") issued a press release regarding its results of operations for the fiscal quarter ended September 30, 2005. A copy of this press release is being furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.  Other Events

The October 27, 2005 press release also announces the authorization of the Registrant's stock repurchase program. Stock repurchases under this program may be made over the next year through open market and privately negotiated transactions at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements and other market conditions. The stock repurchase program may be limited or terminated at any time without prior notice.

Item 9.01.   Financial Statements and Exhibits.

       (c)     Exhibits.

               Exhibit
               Number            Description
               ------            -----------

               Exhibit 99.1      Press Release, dated October 27, 2005

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2005                iBasis, Inc.

                                By: /s/ Richard G. Tennant
                                    ------------------------------------------
                                    Vice President, Finance and Administration
                                    And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)